semi annual report
march 31, 2002



Letter to shareholders

Thornburg Core Growth Fund

April 23, 2002

Dear Fellow Shareholder:

The malaise that affected the equity market in 2000 and 2001 continued into the first quarter of 2002. Accounting and accountability were headline news stories in the first quarter. Cyclicals, gold stocks, and small capitalization company stocks have been strong performers in the market. These areas of the market should do well if investors believe the US economy is improving. Other areas have performed poorly, particularly the technology, media, and merchant energy sectors.

The Thornburg Core Growth Fund did well in the quarter ending 3/31/02. The Nasdaq Composite Index fell 5.3%, and the Russell 1000 Growth Index fell 2.8%. The Thornburg Core Growth Fund rose 1.5%, outperforming both the indices.

Software and information technology companies were our best performers in the quarter. Anteon International, a defense contractor specializing on IT projects for the government, was purchased during the quarter and contributed materially to performance. Siebel Systems and Advent Software also added value to the portfolio in the quarter. AOL Time Warner, Amdocs Ltd., and Netscreen Technologies were our worst performers from the start of the year. We continue to believe in the business fundamentals of these companies. Although their share prices have fallen, they have continued to grow revenues and improve their businesses at a time when economic conditions are difficult.

Several stocks were sold during the quarter because they met their price targets. This list includes Grupo Continental, Prudential, UT Starcom, and Tenet Healthcare. Our discipline in selling once our target was achieved has been instrumental in generating solid performance in turbulent markets. We will continue to carefully and continuously evaluate target prices for all holdings.

The Consistent Growth Companies basket within the portfolio was the stalwart, adding value to the portfolio in an unstable market environment. It is our belief that the US economy is starting to recover, and that growth stocks, particularly small and mid cap growth stocks, will benefit disproportionately during the recovery. We will continue to use our basket portfolio structure to help protect shareholders while positioning for participation should the market rally. While we believe an economic recovery is in progress, our expertise is not in economic forecasting, but in stock selection. With that in mind, we continue to focus our efforts on finding and buying the best growth stocks.

The fund is approaching the asset size (for "A shares") necessary to receive an official ticker symbol. We look forward to this milestone because it improves the ability of all shareholders to follow the performance of their fund. Our motto is "Core holdings for serious investors." We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your internet browser to www.thornburg.com, and clicking on "Funds." Thank you for investing in the Thornburg Core Growth Fund.

Regards,



Alexander M.V. Motola, CFA
Portfolio Manager

Past performance is no guarantee of future results. Portfolio holdings can and do vary over time.
The comments in this letter are not buy or sell recommendations for the stocks of the individual companies mentioned and the reader should not interpret them as such.


Statement of assets and liabilities

Thornburg Core Growth Fund                                       March 31, 2002

(unaudited)

ASSETS
Investments at value (cost $11,466,706)                             $12,242,398
Cash                                                                    193,498
Receivable for securities sold                                          337,011
Receivable for fund shares sold                                          29,322
Dividends receivable                                                        403
Prepaid expenses and other assets                                        19,736
             Total Assets                                           $12,822,368

LIABILITIES
Payable for securities purchased                                        391,120
Payable to investment adviser                                            10,081
Accounts payable and accrued expenses                                    18,912
             Total Liabilities                                          420,113

NET ASSETS                                                          $12,402,255

NET ASSETS CONSIST OF:
         Net investment loss                                         $(154,299)
         Net unrealized appreciation                                   775,633
         Accumulated net realized loss                              (1,850,944)
         Net capital paid in on shares of beneficial interest        13,631,865


                                                                    $12,402,255
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($8,906,110 applicable to 925,736 shares of beneficial
interest outstanding - Note 4)                                            $9.62

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                                 0.45
Maximum Offering Price Per Share                                         $10.07

Class C Shares:
Net asset value and offering price per share *
($3,496,145 applicable to 366,654 shares of beneficial
interest outstanding - Note 4)                                            $9.54

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.


Statement of operations

Thornburg Core Growth Fund                      Six Months Ended March 31, 2002

(unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $243)                  $8,110
Interest income                                                           4,071
         Total Income                                                    12,181

EXPENSES
Investment advisory fees (Note 3)                                        46,978
Administration fees (Note 3)
         Class A Shares                                                   4,714
         Class C Shares                                                   1,997
Distribution and service fees (Note 3)
         Class A Shares                                                   9,428
         Class C Shares                                                  15,979
Transfer agent fees
         Class A Shares                                                   9,584
         Class C Shares                                                   6,573
Registration & filing fees
         Class A Shares                                                   6,164
         Class C Shares                                                   6,320
Custodian fees                                                           17,265
Professional fees                                                            92
Accounting fees                                                           1,136
Trustee fees                                                                 30
Other expenses                                                           13,119
              Total Expenses                                            139,379

Less:
Expenses reimbursed by investment adviser (Note 3)                      (39,873)

                  Net Expenses                                           99,506

                  Net Investment Loss                                   (87,325)

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5
Net realized gain (loss) on:
         Investments                                                    369,151
         Foreign currency transactions                                  (15,013)

                                                                        354,138
Net change in unrealized appreciation (depreciation) on:
         Investments                                                  1,792,060
         Foreign currency translation                                  (11,175)
                                                                      1,780,885

                  Net Realized and Unrealized
                  Gain on Investments                                 2,135,023

                  Net Increase in Net Assets Resulting
                  From Operations                                    $2,047,698

See notes to financial statements.


StatementS of changes in net assets

Thornburg Core Growth Fund

(unaudited)

                                      Six Months                 Year Ended
                                  Ended March 31, 2002       September 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                   $(87,325)                   $(67,845)
Net realized gain (loss) on investments and foreign currency transactions
                                       354,138                   (2,205,082)
Increase (decrease) in unrealized appreciation (depreciation)
on investments and
foreign currency translation          1,780,885                  (1,005,253)

    Net Increase (Decrease) in Net Assets
    Resulting from Operations          2,047,698                 (3,278,180)

FUND SHARE TRANSACTIONS - (Note 4)
   Class A Shares                      1,097,211                  8,949,031
   Class C Shares                        704,170                  2,882,325
       Net Increase in Net Assets      3,849,079                  8,553,176


NET ASSETS:
   Beginning of period                  8,553,176                     0
   End of period                      $12,402,255                $8,553,176


See notes to financial statements.

Notes to financial statements

Thornburg Core Growth Fund

March 31, 2002

Note 1 - Organization

Thornburg Core Growth Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Notes to financial statements . . . continued

Thornburg Core Growth Fund

ividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2002, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2002, the Adviser voluntarily reimbursed certain class specific expenses of $23,733 for Class A shares, and $16,140 for Class C shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2002, the Distributor has advised the Fund that it earned commissions aggregating $2,142 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $2,158 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

At September 30, 2001, 29.5% of the Fund's shares were owned by the Adviser and other affiliates of the Fund.

Notes to financial statements . . . continued

Thornburg Core Growth Fund

Note 4 - Shares of Beneficial Interest
At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Core Growth Fund commenced December 27, 2000. Transactions in shares of beneficial interest were as follows:

                             Six Months Ended                   Period Ended
                              March 31, 2002                 September 30, 2001
                             Shares    Amount                 Shares    Amount
Class A Shares
Shares Sold                 251,135  $2,314,998             831,680  $9,126,063
Shares repurchased         (137,842)(1,217,787)**          (19,236)   (177,032)

Net Increase               113,293  $1,097,211             812,444   $8,949,031

**The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the six months ended March 31, 2002, $872 was netted in the amount reported for shares repurchased.

Class C Shares
Shares sold                 269,779  $2,440,035            311,387  $3,101,721
Shares repurchased         (188,680) (1,735,865)           (25,831)  (219,396)

Net Increase                81,099   $704,170               285,556  $2,882,325



Notes to financial statements . . . continued

Thornburg Core Growth Fund

Note 5 - Securities Transactions
For the six months ended March 31, 2002, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $13,336,747 and $11,807,795, respectively.

The cost of investments for Federal income tax purpose is $11,466,706 for the Fund.

At March 31, 2002, net unrealized appreciation of investments, based on cost for federal income tax purposes, was $775,633 resulting from $1,355,856 gross unrealized appreciation and $580,223 gross unrealized depreciation.

At September 30, 2001, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2000 of $2,156,458. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the six months ended March 31, 2002, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.

These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Financial highlights

Thornburg Core Growth Fund

                                               Six Months Ended  Period Ended
                                                March 31, 2002    September 30,
                                                                      2001 (a)

Class A Shares:
  Per Share Performance
  (for a share outstanding throughout the period)+

  Net asset value, beginning of period.......              $7.80      $11.94

Income from investment operations:
    Net investment loss ...........................       (0.06)      (0.08)
    Net realized and unrealized
      gain (loss) on investments ..................        1.88       (4.06)

Total from investment operations                           1.82       (4.14)

Less dividends from:
    Net investment income                                   -            -
Change in net asset value                                  1.82       (4.14)

Net asset value, end of period                             $9.62      $7.80

Total return (b)                                           23.33%    (34.67)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................  (1.40)%(c)   (1.02)% (c)
    Expenses, after expense reductions ...............   1.63% (c)     1.71% (c)
    Expenses, before expense reductions ..............   2.26% (c)     2.80% (c)

Portfolio turnover rate ..........                        115.58%     126.15%
Net assets
at end of period (000) ...............................     $8,906        $6,337

(a)  Fund commenced operations on December 27, 2000
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.
+  Based on weighted average shares outstanding.

Financial highlights

Thornburg Core Growth Fund

                                     Six Months Ended       Period Ended
                                      March 31, 2002    September 30, 2001 (a)

Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period        $7.76              $11.94

Income from investment operations:
    Net investment loss                    (0.10)             (0.13)
    Net realized and unrealized
      gain (loss) on investments            1.88              (4.05)

Total from investment operations            1.78              (4.18)

Less dividends from:
    Net investment income                    -                   -

Change in net asset value                   1.78              (4.18)

Net asset value, end of period             $9.54               $7.76

Total return (b)                           22.94%            (35.01)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment loss                  (2.16)%(c)        (1.78%)(c)
    Expenses, after expense reducti ons   2.38% (c)          2.49%(c)
    Expenses, before expense reductions   3.39% (c)          4.43%(c)

Portfolio turnover rate                   115.58%             126.15%
Net assets
at end of period (000)                    $3,496              $2,216

(a)  Fund commenced operations on December 27, 2000.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.

 + Based on weighted average shares outstanding.

Schedule of Investments
Thornburg Core Growth Fund
March 31, 2002    CUSIPS:  Class A - 885-215-582, Class C - 885-215-574
NASDAQ Symbols:  Class A - TCGAX proposed, Class C - TCGCX  proposed
COMMON STOCKS
BIOTECHNOLOGY (2.70%)
IDEC Pharmaceuticals Corp. +                       4,900             $315,070
CONSUMER PRODUCTS (2.90%)
Direct Focus Inc. +                                9,000             342,450
DEFENSE (2.70%)
Anteon International Corp. +                       15,300            318,240
FINANCIAL SERVICES (10.50%)
Bisys Group Inc. +                                 7,000             246,750
Doral Financial Corp.                              10,700            363,265
E-Trade Group Inc. +                               25,000            235,500
Principal Financial Group +                        15,000            379,500
HEALTHCARE SERVICES (11.90%)
Advancepcs +                                       10,600            318,954
Cardinal Health Inc.                               5,800             411,162
Johnson & Johnson                                  5,500             357,225
Unitedhealth Group Inc.                            3,900             298,038
MEDICAL TECHNOLOGY (2.60%)
Possis Medical Inc. +                              15,100            297,470
MEDIA - BROADCAST (3.60%)
Clear Channel Communications                       8,100             416,421
MEDIA - ENTERTAINMENT (12.50%)
AOL Time Warner Inc. +                             20,900            494,285
Echostar Communications Corp. +                    18,200            515,424
General Motors Corp. CL H NEW +                    26,600            437,570
OIL & GAS (4.80%)
Spinnaker Exploration Co. +                        6,500             270,725
XTO Energy Inc.                                    14,100            282,705
PHARMACEUTICALS (5.30%)
Barr Labs Inc. +                                   5,714             376,095
Pfizer Inc.                                        6,000             238,440
RETAIL (5.10%)
Best Buy Company Inc. +                            4,800             380,160
Walmart De Mexico                                  65,000            213,541
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (5.90%)
Globespan Virata Inc. +                            24,100            359,572
Mykrolis Corp. +                                   21,400            327,206
TECHNOLOGY - COMPUTERS & PERIPHERALS (2.60%)
Netscreen Technologies +                           18,300            304,695
TECHNOLOGY - SOFTWARE & SERVICES (25.30%)
Advent Software, Inc. +                            6,700             396,372
Amdocs Ltd +                                       18,300            487,695
Cadence Design Systems Inc. +                      21,900            495,159
Digital River Inc. +                               17,700            262,137
Microsoft Corp. +                                  7,750             467,402
PDF Solutions Inc. +                               21,900            375,585
Siebel Systems Inc. +                              14,000            456,540
TECHNOLOGY - NETWORKING (1.80%)
Brocade Communications Systems Inc. +              7,800             210,600
TELECOMMUNICATION EQUIPMENT (2.50%)
Ectel Limited +                                    20,600            290,460

TOTAL COMMON STOCKS (Cost $11,166,721)                             11,942,413

COMMERCIAL PAPER
COMMERCIAL PAPER (2.60%)
CitiCorp., 1.83% due 4/2/2002                     300,000              299,985

TOTAL COMMERCIAL PAPER (Cost $299,985)                                 299,985


TOTAL INVESTMENTS   (Cost $11,466,706)*                           $ 12,242,398

         See notes to unaudited financial statements.

index comparisons

Thornburg Core Growth Fund

Index Comparison
Compares performance of Thornburg Core Growth Fund and the NASDAQ Index for the period December 27, 2000 to March 31, 2002. Past performance of the Index and the Fund may not be indicative of future performance.


Core Growth Fund Class A Shares


NASDAQ Index
 Fund A Shares


Average Annual Total Returns (periods ending 3/31/02)(at max. offering price)
       A Shares
           1 Year:                                                      (0.21)%
           From Inception (12/27/00):                                  (23.04)%

Core Growth Fund Class C Shares

NASDAQ Index
  Fund C Shares

Average Annual Total Returns (periods ending 3/31/02)
       C Shares
           1 Year:                                                        3.70%
           From Inception (12/27/00):                                  (20.10)%

Notes

Thornburg Core Growth Fund

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.